Certain identified information marked with [***] has been excluded from this agreement because it is not material and is of the type that the registrant treats as private and confidential

Exhibit 10.2

amendment No. 2 to CREDIT, SECURITY AND GUARANTY AGREEMENT (TERM LOAN)

This AMENDMENT NO. 2 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (TERM LOAN) (this “Agreement”) is made as of June 30, 2023, by and among TELESIS BIO INC. (formerly known as Codex DNA, Inc.), a Delaware corporation (“Parent Borrower”), EtonBio, Inc., a California corporation (“EtonBio” and together with Parent Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), MidCap Financial Trust, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.
Agent, Lenders, and the Credit Parties have entered into that certain Credit, Security and Guaranty Agreement (Term Loan), dated as of August 9, 2022 (as amended by that certain Amendment No. 1 to Credit, Security and Guaranty Agreement (Term Loan), dated as of November 1, 2022, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.
The Credit Parties, Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement, to among other things, (i) amend certain funding conditions with respect to the Term Loan Tranche 2 and the Term Loan Tranche 3, (ii) increase the Applicable Margin, (iii) increase the Floor, (iv) amend the Applicable Minimum Net Revenue Threshold for certain Defined Periods and (v) amend certain other provisions of the Existing Credit Agreement related to the foregoing.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and the Credit Parties hereby agree as follows:

1.
Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:
(a)
The definition of “Applicable Margin” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows:

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““Applicable Margin” means six and seventy-five hundredths percent (6.75%).”

(b)
The definition of “Floor” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows:

““Floor” means the rate per annum of interest equal to 3.50%.”

(c)
Section 1.1 of the Existing Credit Agreement is hereby amended to add the following definition of “Second Amendment Effective Date” in the appropriate alphabetical order therein:

““Second Amendment Effective Date” means June 30, 2023.”

(d)
The definition of “Term Loan Tranche 2 Activation Date” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows:

““Term Loan Tranche 2 Activation Date” means the date, if any, occurring after the Second Amendment Effective Date and prior to the Term Loan Tranche 2 Commitment Termination Date and on which Agent and Lenders consent in their sole discretion to a written request from Borrowers to activate the Term Loan Tranche 2 Commitment; provided, however, Agent and Lenders shall have no obligation whatsoever to consent to any requested activation of the Term Loan Tranche 2 Commitment and the written consent of Agent and all Lenders shall be required in order to activate the Term Loan Tranche 2 Commitment.”

(e)
The definition of “Term Loan Tranche 3 Activation Date” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows:

““Term Loan Tranche 3 Activation Date” means the date, if any, occurring after September 30, 2024 and prior to the Term Loan Tranche 3 Commitment Termination Date and on which Agent and Lenders consent in their sole discretion to a written request from Borrowers to activate the Term Loan Tranche 3 Commitment; provided, however, Agent and Lenders shall have no obligation whatsoever to consent to any requested activation of the Term Loan Tranche 3 Commitment and the written consent of Agent and all Lenders shall be required in order to activate the Term Loan Tranche 3 Commitment.”

(f)
Section 2.2(h) of the Existing Credit Agreement is hereby amended and restated as follows:

“(h) Prepayment Fee. If any advance under the Term Loan is prepaid at any time, in whole or in part, for any reason (whether by voluntary prepayment by Borrower, by mandatory prepayment by Borrower, by reason of the occurrence of an Event of Default or otherwise, or if the Term Loan shall become accelerated (including any automatic acceleration due to the occurrence of an Event of Default described in Section 10.1(f)) or otherwise) and due and payable in full, Borrowers shall pay to Agent, for the benefit of all Lenders committed to make Term Loan advances, as compensation for the costs of such Lenders making funds available to Borrowers under this Agreement, a prepayment fee (the “Prepayment Fee”) calculated in accordance with this subsection. The Prepayment Fee in respect of the Term Loans shall be equal to an amount determined by multiplying the principal amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount: (w) three percent (3.00%) if such prepayment occurs on or prior to the first anniversary of the Second Amendment Effective Date, (x) two percent (2.00%) if such prepayment occurs after the first anniversary of the Second

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Amendment Effective Date but on or prior to the second anniversary of the Second Amendment Effective Date, (y) one percent (1.00%) if such prepayment occurs after the second anniversary of the Second Amendment Effective Date but on or prior to the third anniversary of the Second Amendment Effective Date, and (z) zero percent (0%) thereafter. The Prepayment Fee shall not apply to or be assessed upon any prepayment made by Borrowers if such payments were required by Agent to be made pursuant to Section 2.1(a)(ii)(B) subpart (i) (relating to casualty proceeds), or subpart (ii) (relating to payments exceeding the Maximum Lawful Rate). All fees payable pursuant to this paragraph shall be deemed fully earned as of the Closing Date are non-refundable once paid.”

(g)
Section 7.2(b) of the Existing Credit Agreement is hereby amended and restated as follows:

“(b) in the case of any borrowing of the Term Loan Tranche 2, (i) the Term Loan Tranche 2 Activation Date shall have occurred, and (ii) Agent and Lenders have received such documentation and information as Agent or any Lender may request and such information and documentation shall be satisfactory to Agent and each Lender in their sole discretion.”

(h)
Sections 7.2(c) of the Existing Credit Agreement is hereby amended and restated as follows:

“(c) [Reserved];”

(i)
Sections 7.2(d) of the Existing Credit Agreement is hereby amended and restated as follows:

“(d) [Reserved];”

(j)
Section 7.2(e) of the Existing Credit Agreement is hereby amended and restated as follows:

“(e) in the case of any borrowing of the Term Loan Tranche 3, (i) the Term Loan Tranche 3 Activation Date shall have occurred, and (ii) Agent and Lenders have received such documentation and information as Agent or any Lender may request and such information and documentation shall be satisfactory to Agent and each Lender in their sole discretion.”

(k)
Schedule 6.1 of the Existing Credit Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Schedule 6.1 attached hereto.
3.
Representations and Warranties; Reaffirmation of Security Interest. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty). Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

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4.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its sole discretion:
(l)
Each Credit Party shall have delivered to Agent this Agreement executed by an authorized officer of such Credit Party;
(m)
Agent shall have received a duly executed copy of the Amendment No. 2 to Credit, Security and Guaranty Agreement (Revolving Loan), dated as of the date hereof, in respect of the Affiliated Credit Agreement;
(n)
Agent shall have received a duly executed copy of that certain Amended and Restated Fee Letter, dated as of the date hereof;
(o)
all representations and warranties of Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and
(p)
prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents.
5.
Costs and Fees. Borrower agrees to promptly pay, or reimburse upon demand for, all reasonable and documented out-of-pocket costs and expenses of Agent (including, without limitation, the reasonable and documented fees, costs and expenses of counsel to Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement.
6.
Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the date hereof. For the avoidance of doubt, the release set forth in this Section 6 shall not extend to any of Agent’s or the Lenders’ obligations under the Credit Agreement, including to

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make extension of credit to Borrower in accordance with the terms of the Credit Agreement. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.
7.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
8.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
9.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.
(b)
Governing Law. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(c)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(d)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(e)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.

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(f)
Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(g)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(h)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT: MIDCAP FINANCIAL TRUST,

as Agent

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures Continue on Following Page]

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LENDERS:

MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

 Name: Maurice Amsellem

 Title: Authorized Signatory

MIDCAP FUNDING XIII TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

 Name: Maurice Amsellem

 Title: Authorized Signatory

[Signatures Continue on Following Page]

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LENDERS: ELM 2020-3 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

ELM 2020-4 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

[Signatures Continue on Following Page]

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BORROWERS:

TELESIS BIO INC. By: /s/ Todd R. Nelson Name: Todd R. Nelson Title: Chief Executive Officer
EtonBio, Inc. By: /s/ Todd R. Nelson Name: Todd R. Nelson Title: Chief Executive Officer

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Certain identified information marked with [***] has been excluded from this agreement because it is not material and is of the type that the registrant treats as private and confidential

Schedule 6.1 – Minimum Net Revenue

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